Exhibit 10.15
          THIS GLOBAL AMENDMENT AGREEMENT (this “Global Amendment”) is dated 29 September 2009 and made among each of the undersigned (collectively the “Parties ”).
          WHEREAS, certain of the Parties entered into a Facilities Agreement dated 31 July 2009 (as amended on 25 September 2009) (the “Facilities Agreement”);
          WHEREAS, certain of the Parties entered into a Security Sharing Agreement dated 25 September 2009 (the “Security Sharing Agreement”);
          WHEREAS, certain of the Parties entered into a Subordination Agreement dated 25 September 2009 (the “Subordination Agreement”);
          WHEREAS, the Parties hereto desire to amend (i) the Security Sharing Agreement in accordance with clause 22.1 (Amendments) thereof and (ii) each other relevant Finance Document as specified in accordance with clause 38 (Amendments and Waivers) of the Facilities Agreement in the manner set out below.
          NOW, THEREFORE, IT IS AGREED:
          Unless a contrary intention appears in this Global Amendment, any word or expression defined in the Facilities Agreement, the Subordination Agreement or the Security Sharing Agreement (as applicable) shall have the same meaning when it is used in this Global Amendment.
          The Parties hereby acknowledge that as a result of a technical error (“erreur matérielle”) the SG Forward Financing Agreement is incorrectly referred to in the Security Sharing Agreement as having been executed on 25 September 2009 while it was the intention of the parties thereto to execute the SG Forward Financing Agreement on 29 September 2009.
          The Parties hereby recognize that such technical error (“erreur matérielle”) does not affect in any manner whatsoever the validity and binding nature of the Security Sharing Agreement or any of its provisions and the Parties thereto hereby confirm that the Security Sharing Agreement is in effect as from the date of its execution (i.e., 25 September 2009).
          Each Party hereby acknowledges that it has received a copy of the SG Forward Financing Agreement and confirms that it is satisfactory to it.
          The Parties to the Security Sharing Agreement hereby further agree that the Security Sharing Agreement is hereby amended by deleting the definition of “SG Forward Financing Agreement” appearing in clause 1.1 (Definitions) of the Security Sharing Agreement and inserting the following definition in lieu thereof:
““SG Forward Financing Agreement” means the term loan agreement to be entered into on 29 September 2009 among the SG Financing Debtor as borrower, Parent as guarantor, Biarritz Holdings S.à r.l. as guarantor and Société Générale as lender.”.

          The Parties hereby agree that any reference to the SG Forward Financing Agreement in any Finance Document shall be deemed to be a reference to the SG Forward Financing Agreement as defined above, and each such Finance Document is hereby amended accordingly.
          This Global Amendment is a Finance Document pursuant to the Facilities Agreement.
          This Global Amendment is governed by French law.
          This Global Amendment has been duly executed in Paris in as many originals as there are parties to this agreement on the date first above written.

SIGNATURES

PILOT SAS, as the Company, Borrower Original Guarantor, Original Obligor, Account Holder, Original Intra-Group Debtor and Original Subordinated Creditor

By:

Title:

NA PALI SAS, as Borrower, Original Obligor, Account Holder, Original Intra-Group Debtor and Original Subordinated Creditor

By:

Title:

QUIKSILVER, INC., as Original Guarantor, Original Obligor, Parent and Original Subordinated Creditor

By:

Title:

QS HOLDINGS S.À R.L., as Additional Guarantor, Original Obligor and Original Subordinated Creditor

By:

Title:

BIARRITZ HOLDINGS S.À R.L., as Additional Guarantor, Original Obligor, Original Intra-Group Debtor and Original Subordinated Creditor

By:

Title:

QUIKSILVER EUROPA S.L., as Additional Guarantor, Original Obligor, Original Intra-Group Debtor and Original Subordinated Creditor

By:

Title:

QS FINANCE LUXEMBOURG S.A., as SG Financing Debtor, Original Intra-Group Debtor and Original Subordinated Creditor

By:

Title:

EMERALD COAST SAS, as Account Holder

By:

Title:

OMAREEF EUROPE SAS, as Account Holder

By:

Title:

BNP PARIBAS, as Arranger, Agent, Original Lender and Original Ancillary Lender

By:

Title:

CREDIT LYONNAIS, as Arranger and Original Lender

By:

Title:

SOCIETE GENERALE CORPORATE & INVESTMENT BANKING, as Arranger

By:

Title:

SOCIETE GENERALE, as Security Agent, SG Creditor and Original Lender

By:

Title:

SOCIETE GENERALE BANK & TRUST, as SG Creditor

By:

Title:

BANQUE POPULAIRE DU SUD OUEST, as Original Lender

By:

Title:

CAISSE REGIONALE DE CRÉDIT AGRICOLE MUTUEL PYRÉNÉES-GASCOGNE, as Original Lender and Issuing Bank

By:

Title:

CIC — SOCIETE BORDELAISE, as Original Lender

By:

Title:

HSBC FRANCE, as Original Lender

By:

Title:

NATIXIS, as Original Lender

By:

Title: